SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: March 19, 1998



                              THE MCCLATCHY COMPANY
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            DELAWARE                      1-9824                52-2080478
--------------------------------     ----------------     ----------------------
  (State or Other Jurisdiction          (Commission          (I.R.S. Employer
        of Incorporation)              File Number)       Identification Number)




              2100 "Q" STREET, SACRAMENTO, CA                95816
       --------------------------------------------     --------------
         (Address of principal executive offices)         (Zip Code)



                                 (916) 321-1846
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                 MNI NEWCO, INC.
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)


                                                 Page 1 of 4
                                                 Exhibit Index located at page 4

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Item 5.  Other Events.
         ------------

         Effective March 19, 1998, McClatchy Newspapers, Inc. ("McClatchy"), a Delaware corporation, merged with and into MNI Mergerco, Inc. ("MNI Merger Sub"), a Delaware corporation and wholly owned subsidiary of a newly formed holding company, The McClatchy Company (formerly named MNI Newco, Inc.) ("New McClatchy"), a Delaware corporation, and Cowles Media Company ("Cowles"), a Delaware corporation, merged with and into CMC Mergerco, Inc. ("CMC Merger Sub"), a Delaware corporation and wholly owned subsidiary of New McClatchy, pursuant to the Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), dated as of November 13, 1997 and amended and restated as of February 13, 1998, by and among McClatchy, Cowles, New McClatchy, MNI Merger Sub and CMC Merger Sub. Pursuant to the terms of the Reorganization Agreement and transactions contemplated thereby (the "Reorganization"), each outstanding share of McClatchy Class A common stock, par value $0.01 per share, and McClatchy Class B common stock, par value $0.01 per share, was converted, respectively, into shares of New McClatchy Class A common stock, par value $0.01 per share (the "New McClatchy Class A Common Stock"), and New McClatchy Class B common stock, par value $0.01 per share (the "New McClatchy Class B Common Stock"), and each outstanding share of Cowles common stock was converted into $90.50 in cash, shares of New McClatchy Class A Common Stock or a combination of cash and New McClatchy Class A Common Stock. Based upon an exchange ratio of 3.01667, pursuant to elections of Cowles stockholders, approximately 6.4 million shares of New McClatchy Class A Common Stock will be issued to the former holders of Cowles Common Stock. A copy of the press release announcing the closing of the mergers and the Reorganization is filed as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         New McClatchy, the registrant for this Current Report on Form 8-K, filed a Registration Statement on Form S-4 (Registration No. 333-46501) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") on February 18, 1998 which was declared effective by the SEC on February 19, 1998. The Registration Statement sets forth certain information regarding the Reorganization, McClatchy, Cowles, and New McClatchy.

         As a result of the Reorganization, New McClatchy has become the successor corporation to McClatchy under the Securities Exchange Act of 1934 and has succeeded to all of McClatchy's reporting obligations thereunder.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

The following exhibit is filed herewith:

               99.1     Press Release dated March 19, 1998.

                                                 Page 2 of 4
                                                 Exhibit Index located at page 4

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  March 19, 1998

                                   The McClatchy Company



                                   By /s/ Karole Morgan-Prager
                                      -----------------------------------------
                                      Karole Morgan-Prager
                                      General Counsel and Corporate
                                      Secretary


                                                 Page 3 of 4
                                                 Exhibit Index located at page 4

                                  EXHIBIT INDEX


      Exhibit No.                 Description
      -----------                 -----------


         99.1             Press Release dated March 19, 1998

                                                 Page 4 of 4
                                                 Exhibit Index located at page 4